Exhibit 10.70

                                                CONFIDENTIAL TREATMENT REQUESTED

                        DEVELOPMENT AND LICENSE AGREEMENT

      This Development and License Agreement (this "Agreement"), dated the 14th day of December, 1998, by and between:

      ImClone Systems Incorporated, a Delaware corporation, having an address at 180 Varick Street, New York, New York, 10014 USA (hereinafter referred to as "ImClone"), and

      Merck KGaA, a German corporation with general partners, having an address at Frankfurter Stra(beta)e 250, D-64293 Darmstadt, Federal Republic of Germany (hereinafter referred to as "Merck").

                              W I T N E S S E T H :

      WHEREAS, ImClone is a research-based corporation having expertise in the area of biotechnology leading to the development of innovative biotechnological products, including the area of cancer therapeutics;

      WHEREAS,  ImClone possesses certain  knowledge,  know-how,  trade secrets,
technical   information,   and  expertise  with  respect  to  the  research  and
development of cancer therapeutics;

      WHEREAS, Merck possesses related know-how and trade secrets and intends to achieve a substantial business presence in the area of biotechnological products, including but not limited to cancer therapeutics, and possesses the capability to evaluate, develop, manufacture and commercialize products for uses therein;

      WHEREAS, the parties desire to develop, manufacture and commercialize C225 (as described in Schedule A, attached hereto and specifically incorporated herein);

      WHEREAS, ImClone has filed or licensed certain patent applications with respect to targeting Epidermal Growth Factor Receptors (sometimes referred to as "EGFr") in combination with chemotherapy and radiotherapy, respectively, as further described in Schedule B, attached hereto and specifically incorporated herein;

      WHEREAS, Merck desires to develop and commercialize cancer therapeutics as part of its cancer therapeutics business; and

      WHEREAS, ImClone desires to grant to Merck and Merck accepts certain rights and licenses, all as set forth herein, under the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter provided, both parties agree to the following:

                                    ARTICLE I

                                   Definitions

      The following terms, as used in this Agreement, shall have the meanings set forth in this Article I.

      1.1. The term "Acquired Non-Voting Shares" shall mean those shares of non-voting securities of ImClone, which shall be newly issued shares of non-voting securities of ImClone, acquired by Merck upon making certain Milestone Payments under certain circumstances, and which shall be convertible into shares of Common Stock as provided in Section 4.1(b) and Schedule E, attached hereto and specifically incorporated herein.

      1.2. The term "Acquired Voting Shares" shall mean those shares of Common Stock, which shall be newly issued shares of Common Stock, acquired by Merck upon making certain Milestone Payments, as provided in Section 4.1(a) and Schedule E hereof.

      1.3. The term "Affiliate" shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such other Person. The term "control" (and the derivative terms "controlling" and "controlled") as used herein means the possession,

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directly or  indirectly,  of the power to direct or cause the  direction  of the management and the policies of a Person, whether through ownership of voting securities, or by contract or otherwise.

      1.4. The term "Alternative Products" shall mean those products which, as part of the Research and Development, may be developed and/or acquired subsequent to the execution of this Agreement solely by ImClone or any of its Affiliates or jointly with Merck or any of its Affiliates as an alternative to the Compound, including but not limited to any inhibitors of EGFr or improvements thereto that are not the Compound or an Improvement.

      1.5. The term "Alternative Product Patents" shall mean any and all of ImClone's right, title and interest in any patent application covering any Alternative Products and/or process for the manufacture or use of such Alternative Products, together with any divisions, reissues, continuations, continuations-in-part, extensions, restorations, and/or additions therefor, owned, licensed or otherwise controlled individually by ImClone or any of its Affiliates or jointly by ImClone or any of its Affiliates and Merck or any of its Affiliates, during the term of this Agreement and developed as part of the Research and Development with respect to Alternative Products, and all patents that may issue from time to time from any such patent applications.

      1.6. The term "Alternative Product Technology" shall mean any and all of ImClone's right, title and interest in any technology that is developed and/or acquired by ImClone or any of its Affiliates, or jointly with Merck or any of its Affiliates, subsequent to the date of this Agreement and which is reasonably necessary to enable the making, use or sale of Alternative Products, including but not limited to methods of manufacture, characterization and assaying techniques, biological materials such as compounds, DNA, RNA, plasmids, vectors, organisms, antibodies, hybridomas, fusion partners, systems for the augmentation of the biological response, including but not limited to adjuvants and other carriers and/or enhancers, and processes employed for producing or developing Alternative Products, purification methods and methods for using Alternative Products.

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      1.7. The term "C225" shall mean the chimerized monoclonal antibody to EGFr known as C225, as described in Schedule A, attached hereto and specifically incorporated herein.

      1.8. The term "Chemotherapy Patent" shall mean the patents and patent applications specified in Schedule B as "Applications of Schlessinger et al., assigned to Rhone Poulenc Rorer."

      1.9. The term "Merck Products" shall mean any and all products incorporating the humanized antibody of Merck or any of its Affiliates to EGFr (including any improvements to such products) which, but for the licenses granted herein, would infringe the Chemotherapy Patent and/or the Radiotherapy Patent.

      1.10. "Merck Products Net Sales" shall mean the total invoiced amount related to all sales in the Territory by Merck and its Affiliates of Merck Products in any form to a Person which is not Merck or an Affiliate of Merck, a sublicensee, or an Affiliate of a sublicensee, less the following:

            (a) Customary or usual trade or quantity discounts or other charge-backs actually taken by the customer and not already credited on an invoice;

            (b) Sales, use, value-added or other excise taxes, imposed and paid directly with respect to the sale, and included within the invoice price, and separately stated on the invoice;

            (c) Refunds for customer returns, not already credited on an invoice; and

            (d) Customs, duties, transportation charges and other similar expenses separately invoiced.

      1.11. The term "Collateral License Agreements" shall mean certain license agreements, both currently existing and not yet entered into with third parties, to be negotiated and entered into by ImClone, subject to Section 11.7 hereof, as more fully described in Schedule F, attached hereto and specifically incorporated herein.

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      1.12. The term  "Collateral  License  Agreement  Royalties" shall have the meaning attributed to such term in Section 9.6 hereof.

      1.13. The term "Common Stock" shall mean ImClone's common stock, par value $0.001 per share.

      1.14. The term "Compound" shall mean the monoclonal antibody targeting EGFr developed by ImClone and known as C225, as more specifically described in
Schedule  A,  attached  hereto  and  specifically   incorporated  herein.

      1.15. "Conversion Notification Date" shall have the meaning set forth in Schedule E, attached hereto and specifically incorporated herein.

      1.16. The term "Conversion Triggering Date" shall have the meaning set forth in Schedule E, attached hereto and specifically incorporated herein.

      1.17. The term "Fully-Loaded Cost of Goods" shall have the meaning set forth in Schedule C, attached hereto and specifically incorporated herein.

      1.18. The term "Gross Margin" shall mean [ *** ] .

      1.19. The term "Improvements" shall mean all enhancements ImClone or any of its Affiliates may make to the Compound prior to the termination of this Agreement, whether or not patentable, which are invented, developed, discovered or otherwise acquired by ImClone or any of its Affiliates.

      1.20. The term "Licensed Product Patents" shall mean any and all of ImClone's right, title and interest in any non-U.S. and non-Canadian patent application covering the Compound and/or any Improvement and/or process for the manufacture or use of the Compound and/or such Improvement, including but not limited to, those set forth in Schedule B, attached hereto and specifically incorporated herein, as amended from time to time, together with any divisions, reissues, continuations, continuations-

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in-part, extensions, restorations, and/or additions therefor, owned, licensed or otherwise controlled by ImClone or any of its Affiliates during the term of this Agreement, and all patents that have issued or that may issue from time to time from any such patent applications.

      1.21. The term "Licensed Products" shall mean the Compound, any and all products incorporating the Compound and any and all products made by use of any compound or product covered by any Licensed Product Patent, including, but not limited to, any Improvements to the Compound.

      1.22. The term "Licensed Product Technology" shall mean any and all of ImClone's right, title and interest in any technology that is owned, licensed or otherwise controlled by ImClone or any of its Affiliates as of the date of this Agreement, as well as any and all technology developed and/or acquired by ImClone or any of its Affiliates during the term of the Agreement, and which is reasonably necessary to enable the making, use or sale of Licensed Products, including but not limited to methods of manufacture, characterization and assaying techniques, biological materials such as compounds, DNA, RNA, plasmids, vectors, organisms, antibodies, hybridomas, fusion partners, systems for the augmentation of the biological response, including but not limited to adjuvants and other carriers and/or enhancers, and processes employed for producing or developing the Compound and/or Licensed Products, purification methods, Licensed Products per se, and methods for using Licensed Products.

      1.23. The term "Loss" means, with respect to the indemnification provisions set forth in Article X, any and all damages, claims, demands, liabilities, losses, costs or expenses of any kind, including, but not limited to, all costs and expenses of investigating or defending any claims, demands, liabilities or losses, and reasonable attorneys' fees and litigation expenses.

      1.24. The term "Manufacturing Facility Line of Credit" shall have the meaning attributed to such term in Section 4.9.

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      1.25. The term "Milestone" shall have the meaning  attributed to such term in Schedule E, attached hereto and specifically incorporated herein.

      1.26. The term "Milestone Conversion Shares" shall have the meaning set forth in Schedule E attached hereto and specifically incorporated herein.

      1.27. The term "Milestone Payment" shall have the meaning attributed to such term in Section 4.1 hereof.

      1.28. The term "Milestone Payment Date" shall have the meaning attributed to such term in Section 4.1 hereof. 1.29. The term "Net Sales" shall mean the total invoiced amount related to all sales by Merck and its Affiliates of Licensed Products and Alternative Products in any form to any Person which is not Merck, an Affiliate of Merck, a sublicensee or an Affiliate of a sublicensee, less the following:

            (a) Customary or usual trade or quantity discounts or other charge-backs actually taken by the customer and not already credited on an invoice;

            (b) Sales, use, value-added or other excise taxes, imposed and paid directly with respect to the sale, and included within the invoice price, and separately stated on the invoice; ]

            (c) Refunds for customer returns, not already credited on an invoice; and

            (d)  Customs  duties,   transportation  charges  and  other  similar
      expenses separately invoiced.

      1.30. The term "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

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      1.31. The term  "Preferred  Stock Purchase  Agreement"  means that certain
Preferred Stock Purchase Agreement, dated as of December 3, 1997, by and between ImClone and Merck.

      1.32. The term "Radiotherapy Patent" shall mean the patent applications specified in Schedule B as "Applications of Waksal et al., assigned to ImClone."

      1.33. The term "Research and Development" shall mean that work which ImClone and Merck undertake to conduct in connection with Licensed Products, and, to the extent applicable, Alternative Products, as set forth in the Research and Development Protocol.

      1.34. The term "Research and Development Protocol" shall mean the plan for the conduct of the Research and Development during the period of Research and Development, as set forth in Schedule D, attached hereto and specifically incorporated herein, and as may be amended by the parties from time to time.

      1.35. The term "Series A Convertible Preferred Stock" shall mean the Series A Convertible Preferred Stock of ImClone, $1.00 par value per share.

      1.36. The term "Standstill Period" shall mean the time period beginning on the date of this Agreement and terminating on the fifth (5th) anniversary of the Preferred Stock Purchase Agreement, i.e. December 3, 2002.

      1.37. The term "Steering Committee" shall mean the committee as defined in
Section 3.1.

      1.38. The term "Territory" shall mean worldwide, excluding the Dominion of Canada and the United States of America (including all territories and possessions thereof).

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

                                   ARTICLE II

                                 Grant of Rights

      2.1. Subject to Section 2.3, ImClone hereby grants to Merck an exclusive license with the right to sublicense as limited by Section 2.6, to make, use and sell Licensed Products and Alternative Products within the Territory and a non-exclusive license to use Licensed Product Technology and Alternative Product Technology for the manufacture of the Compound.

      2.2. ImClone hereby grants to Merck an exclusive license, without the right to sublicense other than to Merck's Affiliates or to sublicensees with ImClone's prior written consent, which consent shall not be unreasonably withheld, the Radiotherapy Patent and the Chemotherapy Patent, respectively, to make, use and sell Merck Products within the Territory for a term beginning on the date of this Agreement and continuing throughout the life of the Radiotherapy Patent and of the Chemotherapy Patent, respectively, in each case, as such patent may be extended or restored. In the event that the Compound fails in the United States and Canada ("Product Failure"), then the exclusive license granted under this Section 2.2 shall automatically become a worldwide exclusive license granted to Merck for a term beginning on the date of the Product Failure and continuing throughout the life of the Radiotherapy Patent and/or the Chemotherapy Patent, as the case may be, in each case, as such patent may be extended or restored. This Section 2.2 shall survive the termination of the Agreement.

      2.3. The parties hereby agree to use their best reasonable efforts to reach a separate agreement within twelve (12) months of the first commercial sale of any Licensed Product in the Territory pursuant to which Merck and ImClone will collaboratively develop and market Licensed Products and Alternative Products in Japan; provided, however, that if no such agreement is reached within such twelve-month period, the parties shall have co-exclusive rights with the right to sublicense with respect to Licensed Products and/or Alternative Products in Japan. Notwithstanding any other provision of this Agreement, ImClone acknowledges and agrees that ImClone shall under no circumstances take any unilateral action

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with respect to any Licensed Products
and/or Alternative Products in Japan without Merck' prior written consent, which consent shall not be unreasonably withheld.

      2.4. Notwithstanding any other provision of this Agreement, if at any time during the term of this Agreement ImClone determines to grant a license, exclusive or otherwise, to make, have made, use, sell or have sold Licensed Products or Alternative Products outside the Territory (not including a right to distribute), it shall so notify Merck in writing. Merck shall have thirty (30) calendar days from the receipt of such written notification to notify ImClone in writing of its desire to negotiate for such a license. Should Merck make such a written notification, then for a period of sixty (60) calendar days therefrom, the parties shall negotiate in good faith the terms of such a license. Should the parties not consummate a license in this period of sixty (60) calendar days, the offer to Merck shall be deemed formally withdrawn and ImClone shall have the right to negotiate and consummate a license with a third party; provided, however, that ImClone shall not consummate such a license with such third party unless the terms of such license offered to such third party are no more favorable than the terms previously offered to Merck. If such terms, in the aggregate, are more favorable than the terms previously offered to Merck, then ImClone, by written notice, shall offer such terms to Merck and Merck shall have fifteen (15) calendar days from ImClone's notice in which to accept such offer and consummate such license.

      2.5. To the fullest extent permitted by law, any license granted herein shall extend for a term beginning on the date of this Agreement and, unless terminated sooner as herein provided, shall, in the case of Licensed Products sold under Licensed Product Patents and Alternative Products sold under Alternative Product Patents, continue throughout the life of the last-to-expire patent included in Licensed Product Patents or Alternative Product Patents, as the case may be, in each case, as such Licensed Product Patents and/or Alternative Product Patents may be extended or restored, or in the case of Licensed Products or Alternative Products that incorporate or utilize Licensed Product Technology or Alternative Product Technology, as the case may be, continue as a royalty-bearing license for fifteen (15) years from the date of first commercial sale of a Licensed Product, as the case may be, after which time the licenses

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under Licensed Product Technology or Alternative Product Technology, as the case may be, shall survive without further royalty payment and shall be irrevocable, except that the licenses shall become nonexclusive.

      2.6. Merck shall have the right to sublicense the manufacture and/or sale of Licensed Products and/or Alternative Products, provided Merck notifies ImClone in writing of any such sublicense, and continues to fulfill all of its material obligations contained in this Agreement, including but not limited to the payment of all royalties, keeping of records, and reporting of sales; and further provided, however, that Merck shall not so sublicense without the consent of ImClone and ImClone shall have the right to withhold its consent to any such sublicensee and sublicense, which consent shall not be unreasonably withheld. Notwithstanding any other provision of this Agreement, the respective rates of royalties payable to ImClone on sales of Licensed Products, Alternative Products and Merck Products in the Territory by Merck's sublicensees and their Affiliates shall be calculated in a manner mutually agreed by the parties. Any sublicense agreement shall contain terms obligating the sublicensee to provide and make available its books and records pursuant to Article V hereunder and to comply with the confidentiality provisions of Article VI and the restrictions set forth at Section 9.7, Section 9.10 and Section 9.11.

      2.7. Under no circumstances shall this Agreement be construed to grant any right or license other than those rights or licenses expressly granted in this
Article II. Any other right or license shall be evidenced by a separate written license agreement between Merck and ImClone, executed by both parties. ImClone and Merck hereby specifically reserve all rights to their respective patents, technology, products, and any other applicable information not licensed herein.

      2.8. With the exception of [ *** ] for research purposes and those matters described in Schedule 2.8, ImClone shall not for a period of [ *** ] after the execution of this Agreement [ *** ].

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                                  ARTICLE III

                            Research and Development

      3.1. In order to establish a fruitful cooperation between the parties, immediately after the execution of this Agreement, the parties shall exchange know-how (Merck) and Licensed Product Technology (ImClone) relating to Licensed Products. Merck and ImClone shall conduct Research and Development toward commercialization of Licensed Products and, if applicable, Alternative Products, in the Territory, in accordance with the Research and Development Protocol. The Research and Development shall be reviewed and defined on a regular basis, at least quarterly, by a committee consisting of two representatives from Merck and two representatives from ImClone (the "Steering Committee").

      3.2.  Meetings  of  the  Steering   Committee  shall  be  chaired  by  one
responsible person (project leader) from each of ImClone and Merck in an alternating manner. Each party shall have one vote. The project leader of either party shall have the power fully to represent the position of his or her company and the decisions of his or her company's management. In case a unanimous decision cannot be reached, the principal executive officers of ImClone and Merck or their designees shall use reasonable efforts to resolve the dispute in good faith.

      3.3. Meetings of the Steering Committee shall be held at least quarterly and at such times as shall be necessary or useful for the Research and Development contemplated herein and as shall be agreed upon between the parties hereto. Additional persons, including persons from each party representing different developmental functions, may attend meetings of the Steering Committee, without voting rights, at the invitation of the respective project leaders.

      3.4. The Steering  Committee shall be responsible  for:

            (1) establishing, supplementing and modifying the Research and Development Protocol from time to time;

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            (2)  defining  the  goals  and  time  frames  of  the  Research  and
      Development Protocol; and

            (3) allocating tasks and costs and coordinating activities required to carry out the tasks laid down in the Research and Development Protocol.

      Through the Steering Committee, to the extent permitted by any applicable law, including but not limited to antitrust and competition laws, the parties shall consult with each other concerning commercialization strategies, including but not limited to pricing of Licensed Products and Alternative Products within the Territory; provided, however, that Merck shall have the right to determine at its sole discretion all prices of Licensed Products and Alternative Products sold within the Territory.

      3.5. Both parties shall report at least semi-annually, or at such other times as the Steering Committee shall determine, any and all Research and Development activities to the Steering Committee in writing. Such written reports shall contain, among other things, all information relevant to enabling Merck to enter into and conduct human clinical studies in the Territory.

      3.6. The Research and Development Protocol includes, or may include, the conduct and management of clinical trials and the filing for appropriate regulatory approvals for the sale of the Licensed Products and Alternative Products, as applicable, in the Territory. Each party hereby agrees to share all data generated in its respective territory with respect to Licensed Products and Alternative Products for the support of any regulatory submissions related to Licensed Products and Alternative Products to any government authority by the other party. Each party further agrees to use its reasonable best efforts to design studies (including design with respect to implementation of studies and collection of data from studies) in cooperation with the other party in order to expedite regulatory approvals in each such territory. The parties further agree that:

            (a) All such clinical trials and regulatory efforts in the Territory shall be the sole responsibility of Merck and shall be coordinated through the Merck regulatory group. Merck shall cause all necessary governmental approvals to be filed in the Territory.

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            (b) All such  clinical  trials and  regulatory  efforts  outside the
      Territory shall be the sole responsibility of ImClone and shall be coordinated through the ImClone regulatory group. ImClone shall cause all necessary governmental approvals to be filed outside the Territory.

            (c) The respective responsibilities and costs of the parties with respect to clinical trials, regulatory efforts and filing of applications for necessary governmental approvals in Japan shall be negotiated in good faith and set forth in a separate written agreement or agreements by and between the parties as contemplated in Section 2.3 hereof.


      3.7. Licensed Product Technology and Alternative Product Technology, including, but not limited to, Licensed Products and Alternative Products, delivery formulations for Licensed Products and Alternative Products, experimental, pre-clinical and clinical trial data, regulatory submissions with all back-up (including a right of reference to such submissions) in connection with Licensed Products and Alternative Products, shall be freely available to Merck in the Territory and ImClone outside the Territory in a manner consistent with the rights and obligations of the parties hereunder. In the case of a termination resulting in a reversion of rights under Section 11.8 to an original licensor, the parties shall, to the extent permitted by applicable law, negotiate in good faith to reach an agreement with usual and customary terms for similar agreements under comparable circumstances providing for access and/or transfer of ownership, as necessary to all necessary regulatory filings and supporting documentation and data related to application for approval to sell Licensed Products or Alternative Products.

      3.8. ImClone shall supply and Merck shall purchase from ImClone manufactured Licensed Products and Alternative Products for the conduct of clinical trials and commercialization in the Territory. Prior to commercialization, ImClone shall use its best reasonable commercial efforts to supply Licensed Products or Alternative Products, as the case may be, to Merck in the quantities reasonably requested by Merck. ImClone shall supply all such Licensed Products and Alternative Products for use in the conduct of clinical trials at a price equal to the Fully-Loaded Cost of Goods. The parties shall negotiate and enter

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into separate  supply  agreements,  with usual and  customary  terms for similar agreements under comparable circumstances, which provide for (a) the supply to Merck for the commercialization of Licensed Products at a price equal to the Fully-Loaded Cost of Goods and (b) the supply to Merck for the commercialization of each Alternative Product at a price equal to the Fully-Loaded Cost of Goods.

                                   ARTICLE IV

                  Milestone Payments; Royalties; Line of Credit

      4.1. For good and valuable consideration, including, but not limited to, the licenses granted by ImClone to Merck herein, the research to be performed by ImClone in connection with the Research and Development, and the technology to be transferred in connection with those licenses and said research, ImClone shall be compensated by means of certain milestone payments, as specified on Schedule E, attached hereto and specifically incorporated herein (the "Milestone Payments"). The date on which any given Milestone Payment is due and payable is referred to in this Agreement as a "Milestone Payment Date."

            (a) Subject to Section 4.1(b) hereof, upon the payment of certain Milestone Payments, as provided in Schedule E, ImClone shall issue and deliver to Merck, or to an Affiliate or Affiliates of Merck designated by Merck, Acquired Voting Shares at a purchase price calculated in the manner specified in Schedule E. The parties acknowledge and agree that notwithstanding any other provision of this Agreement, ImClone shall not be obligated during the Standstill Period to issue additional Acquired Voting Shares to Merck if such issuance would cause the aggregate beneficial ownership of Common Stock of Merck and its Affiliates (including all shares of Common Stock that Merck and its Affiliates may have the right to acquire as of the relevant Milestone Payment Date upon the conversion of the Series A Convertible Preferred Stock) to exceed 19.9% of the total outstanding shares of Common Stock on a primary basis as of the relevant Milestone Payment Date.

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

            (b) In the event Merck is prohibited at any time from receiving Acquired Voting Shares due to the operation of Section 4.1(a) above, then ImClone shall issue to Merck in the manner specified in Schedule E, in lieu of such Acquired Voting Shares, an amount of Acquired Non-Voting Shares equal to the number of Acquired Voting Shares that Merck would have acquired but for the operation of this Section 4.1(b) at a purchase price equal to the purchase price that would have been applicable to Acquired Voting Shares delivered on such Milestone Payment Date. The Acquired Non-Voting Shares shall have no voting rights and shall be convertible into shares of Common Stock on a share-per-share basis, as described in Schedule E; in all other respects, the Acquired Non-Voting Shares shall have terms identical to those of shares of Common Stock.

            (c) With respect to all Registrable Securities (as defined in Schedule G hereof), Merck shall have the registration rights set forth in the registration rights agreement appended hereto as Schedule G, and specifically incorporated herein. This Section 4.1(c) and Schedule G shall survive the termination of the Agreement.

            (d) If at any time during the term of this Agreement stockholder approval is necessary for the issuance of any Acquired Voting Shares, Acquired Non-Voting Shares or Milestone Conversion Shares to Merck or its Affiliates pursuant to this Agreement, ImClone shall use its best reasonable efforts to obtain such stockholder approval as soon as practicable.

            (e) Nothing in this Section 4.1 shall require ImClone to take any action in connection with the issuance of any of its securities that would contravene (or subject ImClone to de-listing of any of its securities for failure to satisfy all requirements under) the rules and regulations of any exchange or quotation system on which ImClone's securities are listed or quoted including, but not limited to, Section 4460(i)(1)(D) of the Marketplace Rules of the National Association of Securities Dealers.

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


      4.2. Merck shall pay ImClone royalties quarterly on (i) sales in the Territory by Merck and its Affiliates of (A) Licensed Products and (B) Alternative Products developed and/or acquired by ImClone or any of its Affiliates and (ii) sales in the Territory, subject to Section 2.2 hereof, by Merck and its Affiliates of Merck Products as follows:

            (a) Merck shall pay ImClone a royalty of [***] of [***] of Licensed Products sold in the Territory on the first [***];

            (b) Merck shall pay ImClone a royalty of [***] of [***] of Licensed Products sold in the Territory in excess of [ *** ];

            (c) Merck shall pay ImClone [ *** ], on sales in the Territory of Alternative Products developed and/or acquired by ImClone or any of its Affiliates; provided, however, that such amount shall not exceed [***] of [ *** ]; and

            (d) Merck shall pay ImClone a royalty of [***] of [ *** ].

      4.3. Within thirty (30) calendar days after the first day of January, April, July and October in each year during the term of this Agreement, Merck shall prepare a written report setting forth for the preceding fiscal quarter, on a country-by-country and product-by-product basis, such of the following as may be applicable under the royalty payment provisions of this Article IV:

            (i) the [ *** ] and [ *** ] of all Licensed Products and Alternative Products sold by Merck and its Affiliates and sublicensees and their Affiliates under this Agreement;

            (ii) the Merck  Products  Net  Sales;

            (iii) the amount of royalty payments; and

            (iv) any other information reasonably necessary to show the basis on which such payment has been computed.

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                                       17

      4.4. Each payment report rendered shall be accompanied by the payment by wire transfer of all royalty payments due for the fiscal quarter in question.

      4.5. All payments due under this Article IV shall be paid in U.S. dollars in immediately available funds by wire transfer to a bank account in New York, N.Y., USA designated by ImClone. For purposes of computing the royalty payments on products sold outside the United States, such royalty payments first shall be determined in the currency in which such products are sold and then converted into the equivalent in U.S. dollars at the selling rate for the last day of the quarter as reported in The Wall Street Journal (Eastern Edition).

      4.6. With regard to the royalty obligations contemplated in this Article IV, products shall be deemed to have been sold when billed or shipped, whichever shall first occur, in an arm's-length transaction with a buyer. If the buyer is an Affiliate of Merck that resells products, products shall be deemed to have been sold when billed or shipped, whichever shall first occur, by such Affiliate and said sale shall bear the royalty. In the case of a sale of products by a sublicensee, unless otherwise stated herein, such sale shall bear the royalty. Only one royalty shall be payable respecting any given sale or use of any specific product licensed hereunder.

      4.7. ImClone hereby covenants and agrees that it will perform all calculations with respect to the [ *** ] in good faith and in accordance with generally accepted accounting principles in the United States.

      4.8. Notwithstanding any other provision of this Article IV, the obligation of Merck to pay royalties under this Agreement shall terminate upon the expiration of the term of the license, as set forth in Section 2.5 hereof; provided, however, that nothing hereunder shall relieve Merck of its obligation to pay any royalties under this Agreement which have accrued prior to the termination of this Agreement.

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

      4.9. Manufacturing Facility.

            (a) Promptly after the execution of this Agreement, ImClone shall use its best reasonable efforts to take the lead in developing, in consultation with Merck, a commercially feasible production concept for a new manufacturing facility of ImClone. Such production concept shall be proposed to Merck as soon as practicable, but in no event later than sixty
      (60) days after the date of this Agreement. Upon ImClone's proposal of a production concept to Merck, both parties shall negotiate in good faith to reach agreement on a commercially feasible production concept; provided, however, that Merck shall have the right, at its sole discretion, to reject a production concept.

            (b) Subject to the parties' reaching agreement as to a production concept, as described in Section 4.9(a) and Schedule 4.9, Merck agrees to provide to ImClone as soon as reasonably practicable after such agreement, a guarantee of a line of credit, or a direct credit, for the purpose of funding the new manufacturing facility of ImClone (the "Manufacturing Facility Line of Credit"), which guarantee or direct credit, as the case may be, shall incorporate, among other mutually agreed terms, the terms set forth in Schedule 4.9. The manufacturing facility shall be constructed in accordance with the mutually agreed production concept, as described in
      Section 4.9(a) and Schedule 4.9.

            (c) In the event that the parties fail to agree on a commercially feasible production concept for the manufacturing facility or Merck fails to provide the Manufacturing Line of Credit within three months after the date of this Agreement, either party, provided that such party has fully performed all of its obligations under Section 4.9(a), shall have the right to terminate this Agreement upon notice to the other party, in which case Merck shall have no further obligations with respect to the Manufacturing Facility Line of Credit.

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                                       19

            (d) Notwithstanding any other provision of this Agreement, if this Agreement is terminated by either party pursuant to Section 4.9(c), ImClone shall promptly repay Merck all Milestone Payments paid by Merck as of the date of such termination.

      4.10. Royalties for the sale of Licensed Products, Alternative Products and Merck Products, as the case may be, arising out of sales in a particular country shall be paid as provided in this Agreement but only to the fullest extent permitted by law.

                                   ARTICLE V

                                Books and Records

      5.1. Merck shall keep full and true books of account and other records in sufficient detail so that the payments to ImClone hereunder can be properly calculated and audited.

      5.2. Each party agrees, at the request and expense of the other party, to permit an independent certified public accountant selected by such other party, barring a reasonable objection, to have access at a single location, once each calendar year, during ordinary business hours, to such books and records as may be necessary, including any quantitative unit data that may be necessary for the proper performance of the audit:

            (i) to determine, in respect to any calendar year ending not more than five (5) years prior to the date of such request, the correctness of any report and/or payment made under this Agreement; or

            (ii) to obtain information as to royalties payable for any such period in case of failure to report and/or pay pursuant to the terms of this Agreement.

                                   ARTICLE VI

                                 Confidentiality

      6.1. ImClone shall disclose to Merck and Merck shall disclose to ImClone such technology as shall be necessary or useful to assist the parties in successfully carrying out the objectives of this

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

Agreement, including, but not limited to, know-how and trade secrets, results of the Research and Development, Licensed Product Technology and Alternative Product Technology (hereinafter "Confidential Information"). Merck or ImClone, as the case may be, shall not, during the term of this Agreement and for the longer of the following: (i) such time as there continue to be royalty-bearing sales pursuant to the terms of Section 2.5, (ii) the life of all Licensed Product Patents and/or Alternative Product Patents, and (iii) ten years from the execution date of this Agreement, disclose to any third party the other's Confidential Information, without the express written permission of the other; shall exercise the same degree of care as is exercised with respect to its own Confidential Information to prevent disclosure of the same to any third party; and shall not use the same for any purpose other than exercising any right or rights granted to it herein; provided, however, that nothing herein contained shall restrict either party with respect to the disclosure and/or use of information which the recipient party can show by written records:

            (i) was in its possession at the time of its receipt of same from the disclosing party;

            (ii) was part of the public knowledge or literature at the time of its receipt from the disclosing party, or thereafter becomes part of the public knowledge or literature other than as a result of an act or omission to act on the part of the recipient; or

            (iii) was received from a third party having the right to disclose such information.

      Specific technology disclosed by one party to the other hereunder shall not be deemed to be within any of the above three (3) exclusions merely because it is included within more general information falling within one of the exclusions.

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                                       21

      6.2. Notwithstanding the provisions of Section 6.1 above, and to the extent necessary:

            (a) a party may disclose and use the other party's Confidential Information for purposes of securing the registration of, and or governmental approval to market pursuant to this Agreement, any Licensed Products or Alternative Products;

            (b) a party may disclose and use the other party's Confidential Information where the disclosure and use of such will be useful or necessary to the procurement of patent protection, pursuant to this Agreement, for any Improvement relative to any Licensed Products or improvements relative to any Alternative Products; and

            (c) a party may disclose and use the other party's Confidential Information to the extent that it is necessary or useful to aid in the development and commercialization, pursuant to this Agreement, of any Licensed Products or any Alternative Products.

                                  ARTICLE VII

                     Patent Filing, Maintenance and Expenses

      7.1. With respect to the filing of patent applications relating to the Compound or any Improvement exclusively developed or acquired by ImClone, ImClone shall be the primary filing party in the Territory and outside the Territory. With respect to the filing of patent applications relating to the Compound or any Improvement that are exclusively developed or acquired by Merck or any of its Affiliates, Merck shall prepare and file a patent application in a patent office of its choosing, and shall be the primary filing party in the Territory and outside the Territory. The primary filing party shall cause the applications to be filed through its attorneys. All expenses of the patent applications and/or patent filings, prosecution and/or maintenance costs shall be borne by the party that has the right to exploit the patent in the country in which the application is filed.

      7.2. In the case of patent applications relating to compounds jointly developed or acquired by the parties, Merck shall be the primary filing party for filings in the Territory and ImClone shall be the

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

primary filing party for all filings outside the Territory and each party shall inform the other of all activities with respect to filings, prosecution and maintenance of the patent applications, and shall provide to the other party copies of all office actions/official actions and other communications concerning said applications within two (2) weeks after receipt thereof; provided, however, that all applications shall first be filed internationally under the Patent Cooperation Treaty and diligently prosecuted by a patent attorney or patent agent mutually acceptable to the parties. Both parties shall be apprised by such patent attorney or patent agent of all office actions/official actions and shall be entitled for a period of thirty (30) calendar days, or such shorter period of time as may be necessary in order not to prejudice the parties' rights pursuant to such filings, to review and make comments with respect to all applications to and other communications with patent authorities prior to the delivery or communication thereof.

      7.3. Either party, at its option and at its sole expense, may elect to have the normal term of any Licensed Patent or Alternative Product Patent extended or restored under a given country's procedure of extending life for time lost in government regulatory approval processes. The non-filing party shall assist the filing party and take whatever reasonable action is necessary to obtain such extension.

                                  ARTICLE VIII

                                  Infringement

      8.1. Each party to this Agreement shall promptly notify the other of any material infringement of Licensed Product Patents or Alternative Product Patents or misappropriation of Licensed Product Technology or Alternative Product Technology of which it becomes aware within the Territory, and shall provide the other with any available evidence thereof. ImClone shall have the right, but not the obligation, to bring, defend and maintain any appropriate suit, action or proceeding involving any such infringement (an "Infringement Action"). ImClone shall give Merck notice of its intention to commence any such Infringement Action and Merck may at any time elect to participate in such Infringement Action in accordance with Section 8.2.

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

      8.2. In an Infringement Action brought in accordance with Section 8.1(a), Merck shall, upon the reasonable request of ImClone, cooperate with and assist ImClone by, for example, executing all papers and performing such other acts as reasonably may be required and, at its option, may be represented by counsel of its choice at Merck's expense. Should ImClone lack standing or jurisdiction to bring any Infringement Action, Merck shall do so at ImClone's request, at ImClone's expense.

      8.3. Subject to the right of Merck to be represented by counsel of its choice, ImClone shall have the exclusive right to control any Infringement Action brought, defended or maintained by ImClone pursuant to this Section 8.3 or by Merck pursuant to the last sentence of Section 8.2; provided, however, that ImClone may not, without the prior written consent of Merck (which consent may not be unreasonably withheld), enter into any agreement or other arrangement effecting a settlement of such Infringement Action.

      8.4. Subject to Section 8.5 hereof, any damages collected pursuant to this
Article VIII (whether by judgment or settlement) first shall be applied to reimburse the parties for their respective litigation expenses. If the damages are insufficient to reimburse both parties for such litigation expenses, the parties shall receive reimbursement pro rata. Any remaining amounts of damages shall be justly and equitably distributed between the parties in order to reflect the relative benefits, as reflected in the royalties provisions set forth in Section 4.2 hereof, the parties would have received hereunder but for the infringement or misappropriation that was the subject of the Infringement Action.

      8.5. If Merck shall have given notice of a material infringement of Licensed Product Patents or Alternative Product Patents in accordance with
Section 8.1, and ImClone shall have failed to bring such an Infringement Action within thirty (30) calendar days of receiving such notice, Merck, at Merck's expense, shall have the right to bring and maintain an Infringement Action; provided, however, that Merck may not, without the prior written consent of ImClone, which consent shall not be unreasonably withheld, enter into any agreement or other arrangement effecting a settlement of such Infringement

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

Action. Notwithstanding any other provision in this Agreement, any damages collected pursuant to this Section 8.5 (whether by judgment or settlement) shall be paid in their entirety solely to Merck.

      8.6. If either party institutes an Infringement Action, the other party shall fully cooperate with and supply at its own expense all assistance reasonably requested by the party which instituted such Infringement Action.

                                   ARTICLE IX

                Representations and Warranties; Certain Covenants

      9.1. Representations and Warranties of ImClone.

      ImClone hereby represents and warrants that:

            (a) ImClone is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all governmental licenses, authorizations, consents, permits, registrations and approvals required to carry on its business as now conducted except for such matters as would not have a materially adverse effect on the business, assets or results of operations of ImClone and its subsidiaries, taken as a whole, and except any such effect resulting from or arising in connection with (i) changes or conditions affecting the biopharmaceuticals industry generally or (ii) changes in economic, regulatory or political conditions generally.

            (b) The execution, delivery and performance by ImClone of this Agreement are within ImClone's corporate powers and have been duly authorized by all necessary corporate action on the part of ImClone. This Agreement constitutes a valid and binding agreement of ImClone, enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) general equitable principles and (iii) the Exon-Florio Act, Section 721 of Title VII of the Defense

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

      Production Act of 1950, as amended, and the rules and regulations promulgated thereunder.

            (c) Any Acquired Voting Shares or Milestone Conversion Shares, at the time issued and delivered to Merck pursuant to Section 4.1 and Schedule E of this Agreement, shall be newly issued shares of Common Stock, validly issued, fully paid and non-assessable and free and clear of any and all liens, encumbrances and claims of ownership of any kind of any third party and such Acquired Voting Shares or Milestone Conversion Shares shall be free of preemptive or similar rights. Any Acquired Non-Voting Shares, at the time issued and delivered to Merck pursuant to Section 4.1 and Schedule E of this Agreement, shall be newly issued shares of non-voting capital stock of ImClone, validly issued, fully paid and non-assessable and free and clear of any and all liens, encumbrances and claims of ownership of any kind of any third party and such Acquired Non-Voting Shares shall be free of preemptive or similar rights. Based only on the market price of the Common Stock as of the date of this Agreement, ImClone represents and warrants that a sufficient number of shares of Common Stock has been authorized and reserved for Merck's acquisition of Acquired Voting Shares and Milestone Conversion Shares. ImClone covenants and agrees that a sufficient number of shares of Common Stock shall continue to be authorized and reserved for Merck' purchases of Acquired Voting Shares and Milestone Conversion Shares hereunder.


            (d) The execution, delivery and performance by ImClone of this Agreement require no action by or in respect of, or declaration to or filing with, any governmental body, agency, official or authority other than compliance with (i) any applicable requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") and state securities or "blue sky" laws, (ii) any applicable requirements of Delaware law, (iii) the rules and regulations of the National Association of Securities Dealers and the Nasdaq Stock

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

      Market, and (iv) any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act").

            (e) The execution, delivery and performance by ImClone of this Agreement do not and will not (i) contravene or conflict with the certificate of incorporation or bylaws of ImClone; (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to ImClone; (iii) contravene, conflict with, constitute a breach of or default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of ImClone under, any provision of any agreement, contract or other instrument binding upon ImClone or any of its properties or (iv) result in the creation or imposition of any lien, encumbrance of claim of ownership of any kind by any third party on any asset, whether tangible or intangible, of ImClone.

            (f) ImClone owns the Licensed Product Patents and such rights are not subject to any lien, encumbrance or claim of ownership of any kind by any third party.

            (g) To ImClone's knowledge the Licensed Product Patents are valid and enforceable.

            (h) To ImClone's knowledge, ImClone has not engaged in any conduct, or omitted to perform any necessary act, the result of which could invalidate any of the Licensed Product Patents or materially adversely affect the enforceability of any of the Licensed Product Patents.

            (i) With the exception of the patents for which Collateral License Agreements are to be obtained, ImClone is unaware of any patent or claim by any third party upon the basis of which ImClone has any reason to believe that Merck's practice of the Licensed Product Technology will infringe any valid patent.

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

      9.2. Representations and Warranties of Merck.

      Merck hereby represents and warrants that:

            (a) Merck is a corporation with general partners duly incorporated, validly existing and in good standing under the laws of the Federal Republic of Germany, and has all corporate powers and all governmental licenses, authorizations, consents, permits, registrations and approvals required to carry on its business as now conducted except for such matters as would not have a materially adverse effect on the business, assets or results of operations of Merck and its subsidiaries, taken as a whole, and except any such effect resulting from or arising in connection with (i) changes or conditions affecting the biopharmaceuticals industry generally or (ii) changes in economic, regulatory or political conditions generally.

            (b)  The  execution,  delivery  and  performance  by  Merck  of this
      Agreement are within Merck's corporate powers and have been duly authorized by all necessary corporate action on the part of Merck. This Agreement constitutes a valid and binding agreement of Merck, enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) general equitable principles and (iii) the Exon-Florio Act, Section 721 of Title VII of the Defense Production Act of 1950, as amended, and the rules and regulations promulgated thereunder.

            (c) The execution, delivery and performance by Merck of this Agreement require no action by or in respect of, or declaration to or filing with, any governmental body, agency, official or authority other than compliance with any applicable requirements of the HSR Act.

            (d) The execution, delivery and performance by Merck of this Agreement do not and will not (i) contravene or conflict with the Satzung and other constitutive documents of

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      Merck;  (ii)  contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Merck; or (iii) contravene, conflict with, constitute a breach of or default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of Merck under, any provision of any agreement, contract or other instrument binding upon Merck or any of its properties.

            (e) In entering into this Agreement, Merck has relied solely on its own scientific, marketing and distribution expertise and experience and its analysis and evaluation of both the scientific and commercial value of the intended Licensed Products.

            (f) Merck will purchase any Acquired Voting Shares for its own account for investment only and not with a view towards the public sale or distribution thereof except pursuant to sales registered under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption therefrom.

            (g) Merck is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D under the 1933 Act.

            (h) Merck understands that any Acquired Voting Shares, Acquired Non-Voting Shares and Milestone Conversion Shares will be offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that ImClone will rely upon the truth and accuracy of, and Merck's compliance with, the representations, warranties, agreements, acknowledgments and understandings of ImClone set forth herein in order to determine the availability of such exemption and the eligibility of Merck to acquire any Acquired Voting Shares, Acquired Non-Voting Shares or Milestone Conversion Shares.

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            (i) Merck  and its  advisors,  if any,  will be  furnished  with all materials relating to the business, finances and operations of ImClone and materials relating to the offer and sale of any Acquired Voting Shares, Acquired Non-Voting Shares or Milestone Conversion Shares requested by Merck. Merck and its advisors, if any, will be afforded the opportunity to ask questions of ImClone and receive complete and satisfactory answers to any such inquiries. Merck understands that its investment in any Acquired Voting Shares, Acquired Non-Voting Shares or Milestone Conversion Shares will involve a high degree of risk.

            (j) Merck understands that no United States federal or state agency or any other government or governmental agency will pass on or make any recommendation or endorsement of any Acquired Voting Shares, Acquired Non-Voting Shares or Milestone Conversion Shares.

            (k) Merck understands that the Acquired Voting Shares, Acquired Non-Voting Shares and Milestone Conversion Shares have not been, are not being, and will not be registered under the 1933 Act or any United States state securities laws or any other laws, and may not be transferred unless subsequently registered thereunder or pursuant to an exemption from such registration and, except as specified in this agreement, neither ImClone nor any other Person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

            (l) Merck agrees (and shall cause each of its Affiliates to agree) that in no event shall it make a disposition, directly or indirectly, of such Acquired Non-Voting Shares other than to Merck or to an Affiliate of Merck, unless it shall have first obtained the prior written consent of ImClone.

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            (m) Merck  understands  that any Acquired  Voting  Shares,  Acquired
      Non-Voting Shares and Milestone Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

      9.3. The parties hereby covenant and agree as follows:

                  (a) ImClone  covenants that at no time during the term of this
            Agreement or at any time thereafter, so long as Merck shall enjoy a right originating under this Agreement, shall ImClone assign, transfer, encumber, hypothecate or grant rights in or with respect to any Licensed Product and/or Alternative Product to any Person, including any Affiliate of ImClone, inconsistent with the grants and other rights reserved to Merck under this Agreement.

                  (b) Merck  covenants  that at no time  during the term of this
            Agreement or at any time thereafter, so long as ImClone shall enjoy a right originating under this Agreement shall Merck assign, transfer, encumber, hypothecate or grant rights in or with respect to any Licensed Product and/or Alternative Product to any Person, including any Affiliate of Merck, inconsistent with the grants and other rights reserved to ImClone under this Agreement.


      9.4. ImClone hereby covenants and agrees that it shall not, for a period of six months after the execution of this Agreement, without the prior written consent of Merck, directly or indirectly, take (nor

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shall  ImClone   authorize  or  permit  its  officers,   directors,   employees,
representatives, investment bankers, attorneys, accountants or any other agent or any Affiliate of ImClone, to take) any action to:

            (a) encourage, solicit or initiate the submission of any Acquisition Proposal (as defined below);

            (b) except as permitted below, enter into any agreement with respect to or propose any Acquisition Proposal; or

            (c) except as permitted below, participate in any way in discussions or negotiations with, or furnish any information to, any Person (other than Merck, its Affiliates or its officers, directors, employees, representatives, investment bankers, attorneys, accountants or other agents of Merck) in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal;

      provided, however, that ImClone may participate in discussions or negotiations or enter into an agreement (including as a part thereof making any counter-proposal) with or furnish information to any third party (so long as it has complied with this Section 9.4) if the Board of Directors determines in good faith, based upon advice of outside counsel, that the failure to provide such information or participate in such discussions or negotiations or consummate such Acquisition Proposal would cause the directors to be subject to a substantial risk of breach of their fiduciary duties under Delaware law. For purposes of this Agreement, "Acquisition Proposal" shall mean any bona fide proposal made to acquire (i) beneficial ownership (as defined under Rule 13d-3 under the 1934 Act) of a 10% or greater equity interest in ImClone in any single or multi-step transaction or series of related transactions which is structured to permit any Person to acquire beneficial ownership of a 10% or greater equity interest in ImClone or (ii) a material part of the business or assets of ImClone. ImClone hereby acknowledges and agrees that Merck

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has  agreed to enter  into this  Agreement  in  reliance  on the  covenants  and agreements set forth in this Section 9.4.

      9.5. As a condition to Merck's entering into this Agreement and making the Milestone Payments, Merck shall receive, respectively, on the date of the execution of this Agreement and on the date of the issuance of Acquired Voting Shares, Acquired Non-Voting Shares or Milestone Conversion Shares to Merck, opinion letters of the general counsel of ImClone, in form and substance satisfactory to Merck, substantially in the form set forth in Schedule H, attached hereto and specifically incorporated herein.

      9.6. Subject to Section 11.7 hereof, ImClone hereby covenants and agrees to use its best reasonable commercial efforts to negotiate and enter into, at the earliest practicable date, all of the Collateral License Agreements, which agreements shall be in form and substance reasonably satisfactory to Merck. Merck hereby covenants and agrees to use its best reasonable commercial efforts to cooperate with ImClone to take any appropriate action and/or execute any documents of any kind which may be reasonably necessary for ImClone to fulfill its obligations under this Section 9.6. Each party shall bear its own expenses with respect to the negotiation of such agreements. Merck and ImClone shall share equally the payment of royalties due under the Collateral License Agreements in the Territory ("Collateral License Agreement Royalties").

      9.7. Merck hereby covenants and agrees that all sales of Licensed Products, Alternative Products and Merck Products pursuant to this Agreement, other than sales to Merck's Affiliates, shall be made on an arms-length basis.

      9.8. Merck shall use its best reasonable commercial efforts to develop (including the timely and diligent pursuit of clinical trials and all applicable regulatory approvals) and market the Licensed Products within the Territory; provided, however, that Merck shall have the right, at its sole discretion,

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not to develop and market the Licensed  Products in a given  country in order to optimize sales of Licensed Products within the Territory taken as a whole.

      9.9. Standstill.

            (a) During the Standstill Period Merck shall not, and shall not permit its Affiliates to, purchase or otherwise acquire (whether through conversion of the Series A Convertible Preferred Stock, acquisition of Acquired Voting Shares or Acquired Non-Voting Shares or conversion thereof, open-market purchases, privately-negotiated purchases, merger, tender offer or otherwise), or agree or offer to purchase or otherwise acquire (whether through conversion of the Series A Convertible Preferred Stock, acquisition of Acquired Voting Shares or Acquired Non-Voting Shares, open-market purchases, privately-negotiated purchases, merger, tender offer or otherwise) beneficial ownership of any Voting Securities, if after giving effect thereto Merck and its Affiliates would beneficially own Voting Securities representing more than 19.9% of Total Voting Power. As used herein, "Total Voting Power" means the aggregate number of votes which may be cast by holders of outstanding Voting Securities and "Voting Securities" means all securities of ImClone entitled, in the ordinary course, to vote in the election of directors of ImClone. As used in this Agreement, the terms "beneficial ownership" and "beneficially own" shall be determined in accordance with Rules 13d-3 and 13d-5 under the 1934 Act; provided, however, that for purposes of this Section 9.9(a) only, Merck shall not be deemed to beneficially own any Common Stock which may be issued solely upon conversion of the Series A Preferred Stock until such time as such Series A Preferred Stock is converted into Common Stock; provided, further, that nothing herein shall permit Merck or its Affiliates during the Standstill Period to convert any Series A Preferred Stock if after such conversion Merck and its Affiliates would beneficially own Voting Securities representing more than 19.9% of Total Voting Power. Notwithstanding

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      anything in this Agreement to the contrary, beginning on the date which is six months from the date of the execution of this Agreement and ending upon the conclusion of the Standstill Period, Merck and its Affiliates shall not directly or indirectly purchase or otherwise acquire beneficial ownership of Voting Securities through open-market or privately-negotiated transactions.

(b) During the Standstill Period Merck shall not, and shall not permit its Affiliates to (i) make, or take any action to solicit, initiate or encourage, an Acquisition Proposal; (ii) "solicit," or become a "participant" in any
"solicitation" of, any "proxy" (as such terms are defined in Regulation 14A under the 1934 Act) from any holder of Voting Securities in connection with any vote on any matter, or agree or announce its intention to vote with any Person undertaking a "solicitation"; (iii) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the 1934 Act) with respect to any Voting Securities; (iv) grant any proxies with respect to any Voting Securities to any Person (other than as recommended by the Board of Directors of ImClone) or deposit any Voting Securities in a voting trust or enter into any other arrangement or agreement with respect to the voting thereof; or (v) assist, advise or encourage any Person with respect to, or seek to do, any of the foregoing.

            (c) Merck agrees that any breach by it of this Section 9.9 would irreparably injure ImClone and that money damages would be an inadequate remedy therefor. Accordingly, Merck agrees that ImClone shall be entitled to one or more injunctions enjoining any such breach and requiring specific performance of this Section 9.9 and consents to the entry thereof, in addition to any other remedy to which ImClone is entitled at law or in equity.

            (d) This Section 9.9 shall supercede Section 4(e) of the Preferred Stock Purchase Agreement, which Section 4(e) shall be of no further effect.

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      9.10. Prohibited Transactions.  Merck hereby agrees that it shall not (and shall not permit any Affiliate or any sublicensee or its Affiliate to), directly or indirectly, sell, export, reexport, transmit or transfer (i) any Licensed Products, Alternative Products, Licensed Product Technology or Alternative
Product   Technology  or  (ii)  any  products,   technology  or  technical  data
incorporating any of the foregoing to (a) any countries or Persons that are subject to restrictions under the U.S. Export Administration Regulations; (b) any end-user which Merck knows or has reason to know will utilize such Licensed Products, Alternative Products or Licensed Product Technology in the design, development or production of nuclear, chemical or biological weapons; or (c) any other country or Person to which the sale, export, reexport, transmission or transfer is restricted pursuant to U.S. economic sanctions laws and regulations, including but not limited to the restrictions set forth at Title 31, Chapter V of the Code of Federal Regulations; in each case of clauses (a), (b) and (c) above without the prior written consent of the Bureau of Export Administration of the U.S. Department of Commerce, the Office of Foreign Assets Control of the U.S. Department of the Treasury, and/or such other governmental entity as may have jurisdiction over such sale, export, reexport, transmission, transfer or transactions. Merck hereby covenants and agrees that it shall not (and shall not permit any Affiliate or any sublicensee or its Affiliate to) require ImClone or any of its Affiliates to take any of the actions proscribed pursuant to this
Section 9.10.

      9.11. Merck hereby covenants and agrees that it shall not (and shall not permit any Affiliate or any sublicensee or its Affiliate) directly or indirectly to sell or otherwise transfer any Licensed Products or Alternative Products (i) outside the Territory or (ii) to any Person which Merck or any of its Affiliates or any sublicensee or its Affiliate knows or has reason to know intends to use, sell or transfer Licensed Products or Alternative Products in or to any location outside of the Territory.

      9.12. ImClone hereby covenants and agrees that it shall not (and shall not permit any Affiliate or any sublicensee or its Affiliate) directly or indirectly to sell or otherwise transfer any Licensed Products or Alternative Products (i) within the Territory or (ii) to any Person which ImClone or any of its

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Affiliates  or any  sublicensee  or its  Affiliate  knows or has  reason to know intends to use, sell or transfer Licensed Products or Alternative Products in or to any location within of the Territory.

                                   ARTICLE X

                                 Indemnification

      10.1. ImClone shall indemnify, hold harmless and defend Merck and its Affiliates from and against any and all Losses resulting directly from any claims or actions for patent infringement, or from any judgment entered therein, which may be brought against Merck or any of its Affiliates for patent infringement as a result of its activities under the Agreement in connection with the development or commercialization of the Compound, except for (a) potential claims or actions (other than potential claims or actions with respect to the Collateral License Agreements and the related patent applications and patents) of which Merck and its Affiliates have actual knowledge as of the date of this Agreement and (b) potential claims or actions based on patents not yet issued unless, as of the date of this Agreement, ImClone had or should have had knowledge of such patents.

      10.2. Prior to the commercialization of Licensed Products and Alternative Products, respectively, in the Territory, each party shall indemnify, hold harmless and defend (the "Indemnifying Party") the other party and its Affiliates (each, an "Indemnified Party") against any and all Losses suffered by an Indemnified Party arising out of, relating to, or based upon any claim by a third party, or in any criminal or regulatory proceeding, relating or pertaining in any way to a Licensed Product or Alternative Product, including but not limited to claims that (a) a Licensed Product or Alternative Product was or is unsafe, unfit or otherwise deficient in quality or condition or (b) a Licensed Product or Alternative Product caused any death or personal injury of any kind, including but not limited to any death or personal injury occurring during the conduct of any clinical trial, in each case, to the extent that such Loss was directly or indirectly caused by services performed or actions taken by an Indemnifying Party or its employees, agents or subcontractors, including but not limited to the manufacture, design, packaging, shipment, handling or storage of any Licensed Product or Alternative Product, as the case may

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be. Upon the  commercialization  of any Licensed Product or Alternative Product,
as the case may be, the parties hereby agree that the respective supply agreements that are to be negotiated, as described in Section 3.8 hereof, shall include usual and customary terms of indemnification for similar agreements under comparable circumstances.

      10.3. ImClone shall indemnify, hold harmless and defend Merck and its Affiliates against any and all Losses suffered by Merck arising out of, relating to, or based upon

            (a) the breach of any representation or warranty made by ImClone in this Agreement, or

            (b) the breach or failure to perform by ImClone of any agreement or covenant contained in this Agreement.

      10.4. Merck shall indemnify, hold harmless and defend ImClone and its Affiliates against any and all Losses suffered by ImClone arising out of, relating to, or based upon

            (a) the breach of any representation or warranty made by Merck in this Agreement, or

            (b) the breach or failure to perform by Merck of any agreement or covenant contained in this Agreement.

      10.5. This Article X shall survive the termination of the Agreement.

                                   ARTICLE XI

                            Duration and Termination

      11.1. This Agreement, unless it is sooner terminated as herein provided, shall remain in full force and effect for that period or periods set forth in
Section 2.5 hereof.

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11.2.  The parties may mutually agree at any time to terminate this Agreement at a fixed date. Prior to or at termination, as the case may be, if any portion of any royalty payment under Article IV is due ImClone through the agreed-upon termination date, based on a proration according to calendar time, such portion shall be paid by Merck to ImClone.

      11.3. On each Milestone Payment Date after the execution of this Agreement, Merck shall have the unconditional right, at its sole discretion, to terminate this Agreement by delivering a written notice to that effect to ImClone, in which case Merck shall have no obligation to make any payment with respect to any Milestone Payment that otherwise would have been due and payable on such Milestone Payment Date but for the operation of this Section 11.3.

      11.4. If, within one year of the first commercial sale of the first Licensed Product in the Territory, Merck reasonably determines that it is not economically feasible to market Licensed Products in the Territory, then Merck shall have the right, upon written notice delivered to ImClone, to terminate the development and sale of Licensed Products in the Territory, in which case ImClone shall be obligated to repay Merck 50% of all cash amounts paid by Merck with respect to Milestone Payments as of such date; provided, however, that ImClone shall not be obligated to repay Milestone Payments in respect of purchases by Merck of Acquired Voting Shares or Acquired Non-Voting Shares pursuant to Section 4.1 and Schedule E hereof; provided, further, that ImClone only shall be required to make such repayments out of revenues received by ImClone from the sale of Licensed Products in the United States and Canada at the rate of [ *** ] of the [ *** ] of such sales in Canada and the United States for the first [ *** ] and [***] of the [ *** ] of any such sales in Canada and the United States in excess of [ *** ]; provided, further that to the extent ImClone shall have sublicensed Licensed Products to a Person other than an Affiliate of ImClone, ImClone only shall be required to make such payments at the rate of [ *** ] of the fees and royalties received from such sublicensee on account of the sale of Licensed Products in the United States and Canada.

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      11.5.  In the event that Merck or ImClone shall at any time default in the performance of any of the material covenants or conditions contained herein, Merck or ImClone, as the case may be, shall have the right to notify the other of such default and that the notifying party intends to terminate this Agreement unless such default is corrected. Unless such default shall be corrected by the defaulting party within sixty (60) calendar days from receipt by it of such notice, the notifying party shall be entitled, by notice to the other, to terminate this Agreement at any time after the end of the sixty (60) calendar day period if the default continues.

      11.6. Either party may terminate this Agreement and the license hereunder, by delivering a written notice to that effect to the other party, in the event that such other party:

            (a) is the subject of an order for relief by a bankruptcy court;

            (b) applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer for it or for all or substantially all of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer is appointed without the application or consent of such other party and the appointment continues undischarged or unstayed for sixty (60) calendar days; or

            (c) institutes or consents to any bankruptcy, proposal in bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation, or similar proceeding relating to all or substantially all of its property under the laws of any jurisdiction.

      11.7. ImClone acknowledges and agrees that the execution of all of the necessary Collateral License Agreements is integral to the transactions contemplated herein. If, as of the first anniversary of the date on which all patents and patent applications referred to in the first paragraph of Schedule F are deemed valid and no longer subject to opposition or appeal, ImClone shall not have (i) entered into all of the Collateral License Agreements, or (ii) demonstrated to the satisfaction of Merck that some or all of

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such  agreements  are either not necessary or are required to be entered into by
Merck   rather  than   ImClone  and  ImClone  has  entered  into  those  not  so
demonstrated, then Merck shall have the right, at its sole option, upon written notice delivered to ImClone, to terminate this Agreement, in which case ImClone shall be obligated to repay in full all cash amounts with respect to Milestone Payments paid by Merck as of the date of such notice of termination; provided, however, that Merck shall retain all its rights with respect to the Chemotherapy Patent and Radiotherapy Patent, as provided in Section 2.2 hereof, and Section
2.2 and Section 4.2(d) shall survive termination of this Agreement. The parties acknowledge and agree that the actual amount of damages that would be suffered by Merck if ImClone or Merck, as the case may be, fails to enter into all of the Collateral License Agreements before the first anniversary referred to above cannot be, or would be difficult to, determine. It is hereby agreed, therefore, that if ImClone or Merck, as the case may be, fails to enter into all of the Collateral License Agreements within said one-year period, then ImClone, upon written demand from Merck, shall be obligated to pay to Merck within ten (10) calendar days of ImClone's receipt of such written demand, $500,000 as liquidated damages. This payment of liquidated damages shall be in addition to the repayments of Milestone Payments described above in this Section 11.7 and to any other rights to indemnification or damages to which Merck may be entitled hereunder or according to any applicable law.

      11.8. Upon termination of this Agreement, the license and other rights granted herein shall terminate in accordance with the appropriate provisions, and all rights related to the terminated portion of the license shall revert to the party(ies) herein which are their respective original licensors.

      11.9. Termination or expiration of this Agreement shall be without prejudice to the right of any party that is not in default hereunder to receive all payments accrued and unpaid at the effective date of such expiration or termination, to the remedy of either party in respect to any previous breach of any of the covenants herein contained, and to any other provisions herein which expressly or necessarily call for performance after such expiration or termination. Article I, Section 2.2, Section 3.7, Section 4.1(c), Section 4.2(d), Section 4.3, Section 4.4, Section 4.5, Section 4.6, Section 4.8, Section 4.9(d), Section 4.10

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

(only with respect to Merck Products), paragraphs 2 and 4 of Schedule E, Schedule G, Article V, Article VI, Section 9.2(h), (i), (j), (k), (l) and (m),
Section 9.7 (only with respect to Merck  Products),  Section 9.9,  Section 9.10,
Section 9.11, Article X, Section 11.8, Section 11.9, Article XIII, Section 16.2,
Section 16.4, Section 16.5, Section 16.6, Section 16.7 and Section 16.8 shall survive expiration or termination.

      11.10. If Merck fails in a country in which Merck has the right to sell Licensed Products or Alternative Products to pursue in a timely fashion and with all due diligence regulatory approval or sale of a Licensed Product or Alternative Product, and such failure is not remedied within one hundred twenty
(120) calendar days after written notice from ImClone specifying such failure, ImClone may immediately, upon written notice to Merck, terminate the license with respect to such Licensed Products and/or Alternative Products in such country; provided, however, that Merck shall have the right, at its sole discretion, not to pursue such regulatory approvals or sales in a given country in order to optimize sales within the Territory taken as a whole, in which case ImClone shall not have the right to terminate such license with respect to such country pursuant to this Section 11.10.

                                  ARTICLE XII

                             Successors and Assigns

      12.1. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party hereto except to the successor of all or substantially all of the assigning party's pharmaceutical business (whether by merger, asset sale, operation of law or otherwise).

      12.2. Notwithstanding the foregoing, Merck may assign its rights, in whole or in part, and delegate its duties and obligations, in whole or in part, without the consent of ImClone to a directly or indirectly majority-owned subsidiary of Merck, (the "Assignee") which Assignee shall enter into an

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                                       42
assignment and assumption agreement acceptable in form and substance to ImClone. In the event that Merck assigns its rights or delegates its duties and obligations hereunder in accordance with this Article XII, all references to Merck shall refer to the Assignee as well as to Merck and Merck shall remain primarily liable for the performance of its obligations hereunder.

                                  ARTICLE XIII

                                   Arbitration

      13.1. Any dispute between the parties, relating to the interpretation, implementation or application of this Agreement which cannot be resolved by negotiation shall be settled by arbitration, at the request of either party, by written notice to the other, under the Commercial Rules of Arbitration of the American Arbitration Association as in effect at the time such request for arbitration is made, except that each party shall select one arbitrator, and the two arbitrators thus selected shall thereafter select a third in accordance with the aforesaid Rules of the American Arbitration Association. The arbitration shall be conducted at the domicile of the defendant. All expenses and fees of the arbitrators shall be divided equally between the parties unless otherwise ordered by the arbitrators. The award in any such arbitration proceeding shall be final and binding upon the parties and shall not be subject to appeal or other legal recourse by either party. This provision shall not be construed to preclude any action for an injunction or other equitable relief before any court of competent jurisdiction.

                                  ARTICLE XIV

                                     Notices

      14.1. Any notice expressly provided for under this Agreement shall be in writing, shall be given either manually, by express courier, or by facsimile and shall be deemed sufficiently given if and when received by the party to be notified as follows:

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

if Merck, to:

Frankfurter Stra(beta)e 250

D-64293 Darmstadt

Federal Republic of Germany

Attention: Klaus-Peter Brandis

Facsimile:  011-49-6151-72-7773,

with a copy (which shall not constitute notice) to:

Rogers & Wells LLP

200 Park Avenue

New York, New York 10166 USA

Attention: Klaus H. Jander, Esq.

Facsimile:  (212) 878-8375; and


if to ImClone, to:

180 Varick Street

New York, New York, 10014 USA

Attention: John B. Landes, Esq.

Facsimile: (212) 645-2054

with a copy (which shall not constitute notice) to

Davis Polk & Wardwell

450 Lexington Avenue

New York, New York 10017 USA

Attention: Phillip R. Mills, Esq.

Facsimile: (212) 450-4800.

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

                                   ARTICLE XV

                                Entire Agreement

      15.1. This Agreement constitutes the entire agreement between Merck and ImClone relating to the subject matter hereof. No variation or modification of this Agreement, or waiver of any of the terms or provisions thereof, shall be deemed valid unless in writing as an amendment hereto, signed by both parties.

                                  ARTICLE XVI

                                  Miscellaneous

      16.1. The parties hereby represent and warrant that the persons executing this Agreement below hold the offices designated, that they are duly authorized to execute this Agreement and thereby bind the respective parties to its terms and provisions, and that all required approvals of each signatory's superiors or any committee or board have been obtained.

      16.2. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts-of-law rules of such State.

      16.3. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

      16.4. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

      16.5. After the execution of this Agreement, the parties hereto shall cooperate with one another to take any appropriate action and/or execute any documents of any kind which may be reasonably necessary to carry out any provision of this Agreement, including but not limited to preparing and filing any required notifications under the HSR Act in connection with the issuance of Acquired Voting Shares, Acquired Non-Voting Shares or Milestone Conversion Shares to Merck.

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                                       45

      16.6. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      16.7. Force Majeure. Neither party shall be liable for delay or failure to perform this Agreement, in whole or in part, by reason of contingencies beyond the reasonable control of the party affected, whether herein specifically enumerated or not, including among others, acts of God, war, acts of war, revolution, civil commotion, riots, acts of public enemies, blockage or embargo, delays of carriers, car shortage, fire, explosion, breakdown of equipment or facilities, strike, lockout, labor dispute, casualty or accident, earthquake, epidemic, flood, cyclone, tornado, hurricane or other windstorm, delays of vendors or other contingencies interfering with production or with customary or usual means of transportation of raw materials or products or with the supply of coal, natural gas, oil or fuel, or by reason of any law, order, proclamation, regulation, ordinance, demand, requisition or requirement or any other act of any governmental authority, local, state, provincial or federal, including court orders, judgments or decrees, or actions of any governmental authority respecting the registration, re-registration, cancellation, suspension, labeling, and/or ability to transport or sell products, or any other cause whatsoever, whether similar or dissimilar to those enumerated above; provided, that the party so affected shall within 24 hours give written notice to the other party whenever such contingency or other act becomes reasonably foreseeable and shall use its best efforts to overcome the effects of the contingency as promptly as possible. Neither party shall be required to resolve a strike, lockout or other labor problem in a manner which it alone does not deem proper and advisable. The party affected by an event of the sort enumerated in or contemplated by this Section may suspend performance of this Agreement for a period of time equal to the duration of the event excusing such performance.

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

      16.8. Nothing contained herein shall, by virtue of this Agreement, create a partnership, joint venture, agency or employment relationship between the parties hereto. No agent or employee or either party hereto shall be the agent or employee of the other party by virtue of this Agreement.

      16.9. Nothing in this Agreement shall require ImClone to take any action in connection with the issuance of any of its securities that would contravene any federal or state securities laws applicable to ImClone.

      16.10. Any notices to third parties and all other publicity concerning the existence and terms of this Agreement and the transactions contemplated hereby shall be jointly planned and coordinated by the parties hereto. Neither party shall act unilaterally in this regard without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing provisions of this Section 16.10, either party may make such announcements of, and/or provide publicity concerning, the existence and terms of this Agreement and the transactions contemplated hereby as is reasonably necessary or advisable, in the opinion of such party's counsel, to comply with the provisions of any applicable law or regulation, including but not limited to filings with the U.S. Securities and Exchange Commission or any other governmental authority or with the National Association of Securities Dealers; provided, however, that to the extent practical each party shall give the other party prior notice of any such announcement or publicity.

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

      IN WITNESS WHEREOF, this Agreement has been executed on the date first above written.

                                          IMCLONE SYSTEMS INCORPORATED

                                          By: /s/ Dr. Samuels D. Waksal
                                              ---------------------------------
                                          Name:  Dr. Samuel D. Waksal
                                          Title: President


                                          MERCK KGaA

                                          By: /s/Prof. Dr. Bernhard Scheuble
                                              ---------------------------------
                                          Name:  Prof. Dr. Bernhard Scheuble
                                          Title: General Partner, member of the
                                                 Executive Board, and CEO Pharma

                                          By: /s/ Klaus Peter Brandis
                                              ---------------------------------
                                          Name:  Klaus-Peter Brandis
                                          Title: Head of Legal Department

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

                                    SCHEDULES

                                  SCHEDULE 2.8

Proposed License Agreement between ImClone and [ *** ] concerning exclusive licensing by ImClone of intellectual property rights of ImClone in up to [***].

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

                                  SCHEDULE 4.9
                 FINANCING ASSISTANCE FOR MANUFACTURING FACILITY
                                 PROPOSED TERMS

The Manufacturing Facility Line of Credit shall incorporate, among other mutually agreed terms, the following terms:

Financing Assistance:         Financing  assistance  will be  provided  by Merck
                              either in the form of (i) a credit facility directly to ImClone ("Direct Credit") or (ii) a guaranty of payment to a commercial bank providing such credit facility to ImClone ("Guaranty");
                              provided, however, that such financing assistance shall be subject to the prior approval by Merck of a production concept, and such assistance shall be exclusively for the realization of that concept.
                              In either case, the credit facility shall be accessed by ImClone through the issuance of notes
                              (each, a "Note" and, collectively, the "Notes").

                              The Steering Committee may recommend an alternative project to be undertaken to provide for a production facility, in which case, at Merck's sole option, Merck's obligations hereunder shall be modified accordingly.

--------------------------------------------------------------------------------
Direct Credit                 If financing  assistance is provided by means of a
Agreement:                    Direct  Credit,  the  parties  shall  negotiate  a
                              mutually satisfactory  construction loan agreement
                              with  usual  and   customary   terms  for  similar
                              agreements under comparable circumstances.

--------------------------------------------------------------------------------
Guaranty:                     If  financing  assistance  is provided by means of
                              the  Guaranty,   the  parties  shall  negotiate  a
                              mutually   satisfactory  guaranty  agreement  with
                              usual and customary terms for similar agreements under comparable circumstances (including but not limited to a reimbursement agreement).

--------------------------------------------------------------------------------
Amount:                       Up to thirty million U.S. dollars ($30 million).

--------------------------------------------------------------------------------
Maturity Date:                At a date certain, between the [ *** ] and [ *** ]
                              anniversary of the first drawdown.

--------------------------------------------------------------------------------
Interest Rate:                If  financing  assistance  is provided by means of
                              Direct Credit, at an adjustable interest rate per annum equivalent to [ *** ].

--------------------------------------------------------------------------------
Interest Payments:            If  financing  assistance  is provided by means of
                              Direct Credit, interest payments to Merck shall be
                              [ *** ] for the  term  of the  Notes,  payable  in
                              cash;  provided,   however,  that  interest  shall
                              accrue during the first [ *** ] quarters after the issuance of the first Note and such interest, plus compounded interest thereon, shall be due and payable on the last day of the [ *** ] quarter.

--------------------------------------------------------------------------------
Principal Repayment:          [ *** ].

--------------------------------------------------------------------------------
Drawdown Schedule:            [ *** ] delivers  written notice to Merck at least
                              10 days prior to any drawdown.

--------------------------------------------------------------------------------
Use of Proceeds:              Planning,   development  and   construction  of  a
                              manufacturing facility in conformity with the production concept, including the purchase of related

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

                              equipment, to produce the Compound, Improvements, Licensed Products and Alternative Licensed Products and, subject to the prior approval of the Steering Committee, other pharmaceutical products.

--------------------------------------------------------------------------------
Security Interest:            As long as any Note shall remain  outstanding  and
                              prior to the maturity date, Merck shall retain the senior security interest in the manufacturing facility, including but not limited to all plant and equipment, and a security interest in all other assets of ImClone, including but not limited to all of ImClone's patents, trademarks and other intellectual property, such that Merck shall be fully secured with respect to the total amount of the Direct Credit or Guaranty, as the case may be.

--------------------------------------------------------------------------------
Change of Control:            Upon a change of  control of  ImClone,  (a) in the
                              case  of  a  Direct  Credit,  the  agreement  with
                              respect to which the Direct  Credit is provided to
                              ImClone  shall   terminate  and  all   outstanding
                              principal and interest shall become immediately due and payable, or (b) in the case of the Guaranty, the Person taking control of ImClone shall be obligated, as a condition to its taking control, to cause the prompt release of Merck from all of Merck's obligations under the Guaranty, which release shall occur no later than thirty
                              (30) calendar days after the effective date of such change of control.

--------------------------------------------------------------------------------
Termination                   Upon the termination of the Agreement  pursuant to
of  Agreement:                Section 11.2, Section 11.5 (if such termination is
                              the result of a breach of the Agreement by ImClone), Section 11.6, or Section 11.7, [ *** ].

                              Upon the termination of the Agreement  pursuant to
                              Section 11.4, [ *** ]. Upon the termination of the Agreement pursuant to Section 11.3 or Section 11.5 (if such termination is the result of a breach of the Agreement by Merck), [ *** ].

                              Upon the termination of the Agreement for any reason other than those listed in the three paragraphs above, [ *** ].

                              Upon the termination of the Agreement for any reason, in the case of a Guaranty, ImClone shall be obligated to use its best reasonable efforts to cause the prompt release of Merck from all of Merck's obligations under the Guaranty.

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

                                   SCHEDULE A
                               DESCRIPTION OF C225

            C225 - Epidermal Growth Factor Receptor (EGFr) Inhibitor

The active substance is C225 chimeric monoclonal antibody, a chimerized antibody of the IgG1 subclass, derived from mouse hybridoma. The chimerization process resulted in an IgG1 subclass antibody with binding affinity to EGFr and inhibits EGF/TGF(alpha) induced activation of this tyrosine kinase receptor. C225 also will result in the stimulation of EGFr internalization, effectively removing the receptor from the cell surface for interaction with the ligand.

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

                                   SCHEDULE B
               C225 INTERNATIONAL PATENTS AND PATENT APPLICATIONS

[ *** ]

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                                       vi

                                   SCHEDULE C
                   DEFINITION OF "FULLY LOADED COST OF GOODS"

[ *** ]

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

                                   SCHEDULE D
                        RESEARCH AND DEVELOPMENT PROTOCOL

[ *** ].

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

                                   SCHEDULE E
                               MILESTONE PAYMENTS

1. The Milestone Payments under Section 4.1 of the Agreement, subject to Section
11.3 thereof, shall be made by Merck within thirty (30) calendar days of ImClone's fulfillment of any given Milestone designated on the charts below (each, a "Milestone"), in the amounts summarized therein (each, a "Milestone Payment Date"). Such expected dates of achievement of Milestones shall be set promptly by the Steering Committee following the execution of the Agreement, and this Schedule E shall be amended accordingly. On the Milestone Payment Dates designated below as "Milestone Payments with Equity Purchases" (Milestones designated numbers 11 through 17 below), ImClone shall issue Acquired Voting Shares or, as provided in Section 4.1(b) of the Agreement, Acquired Non-Voting Shares to Merck, in each case at a per-share purchase price calculated in the manner described below. The aggregate purchase price shall be the amount of the respective Milestone Payment.

2.   Conversion of Acquired Non-Voting Shares.

      (a) During the Standstill Period, Acquired Non-Voting Shares shall be convertible into shares of Common Stock, on a share-for-share basis (the "Milestone Conversion Shares"), to the extent that the aggregate beneficial ownership of Common Stock of Merck and its Affiliates (including for the purposes of this calculation, all shares of Common Stock that Merck or its Affiliates may have the right to acquire upon the conversion of the Series A Convertible Preferred Stock but not including the Common Stock that Merck or its Affiliates may have the right to acquire upon conversion of the Acquired Non-Voting Shares) does not exceed 19.9% of the total outstanding shares of Common Stock, on a primary basis on the date Merck notifies ImClone of its or its Affiliate's intent to convert such Acquired Non-Voting Shares (the "Conversion Notification Date"); provided, however, that the Acquired Non-Voting Shares shall be convertible only if the Conversion Notification Date occurs within five years of the date of the occurrence of the Milestone Payment Date to which the Acquired Non-Voting Shares relate; and further, provided, that ImClone shall not be obligated during the Standstill Period to issue the Milestone

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

Conversion Shares if such issuance would cause the aggregate beneficial ownership of Merck and its Affiliates of Common Stock (including for the purposes of this calculation, all shares of Common Stock that Merck and its Affiliates may have the right to acquire upon the conversion of the Series A Convertible Preferred Stock but excluding the Common Stock that Merck and its Affiliates may have the right to acquire upon the conversion of the Acquired Non-Voting Shares) to exceed 19.9% of the total outstanding shares of Common Stock on a primary basis as of the Conversion Notification Date.

      (b) After the termination of the Standstill Period, Acquired Non-Voting Shares shall be freely convertible into shares of Common Stock, on a share-for-share basis; provided, however, that, with respect only to Acquired Non-Voting Shares that were acquired by Merck during the Standstill Period, in the event that Merck chooses to convert such Acquired Non-Voting Shares to Milestone Conversion Shares after the termination of the Standstill Period and Merck's beneficial ownership of Common Stock exceeds 19.9% of the total outstanding shares of Common Stock on a primary basis as of the relevant Conversion Notification Date, by the resolution of the ImClone Board of Directors, Merck shall be obligated, without prejudice to Merck's registration rights pursuant to Schedule G of the Agreement, to sell as soon as commercially practicable the Milestone Conversion Shares it received upon such conversion.

      (c) Merck agrees that in no event shall it make a disposition directly or indirectly of any Acquired Non-Voting Shares, other than to an Affiliate of Merck, unless it shall have first obtained the prior written consent of ImClone.

3. The purchase price of any Acquired Voting Shares or Acquired Non-Voting Shares to be issued to Merck on any given Milestone Payment Date pursuant to
Section 4.1(a) and (b), respectively, of the Agreement and this Schedule E shall be calculated as follows: On any given Milestone Payment Date, the purchase price of the Acquired Voting Shares or Acquired Non-Voting Shares shall be the sum of:

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

      (a) the average of the closing prices of shares of Common Stock as traded on Nasdaq (or if the Common Stock is not then trading on Nasdaq on any securities exchange or national automated inter-dealer stock quotation system on which shares of Common Stock at any given time are listed or quoted) during the preceding 30 trading days prior to such Milestone Payment Date and

      (b) a premium on such 30-day average share price (the "Average Share Price") to be calculated as follows:

            (i) If ImClone achieves a Milestone on a date that is designated "Early" on the table below, the premium shall be [ *** ]of the Average Share Price;

            (ii) If ImClone achieves a Milestone on a date that is designated "On Time" on the table below, the premium shall be [ *** ] of the Average Share Price; or

            (iii) If ImClone achieves a Milestone on a date that is designated "Late" on the table below, the premium shall be [ *** ] of the Average Share Price;

      provided, however, that in determining whether a Milestone is achieved on a date that is designated "Early," "On Time" or "Late," such dates shall be adjusted forward to take account any delays associated with activities within Merck's sole control.

4. Notwithstanding any other provision of this Agreement, at least sixty (60) calendar days prior to any issuance of any Acquired Voting Shares, Acquired Non-Voting Shares or Milestone Conversion Shares to Merck hereunder, counsel for both parties shall determine whether such issuance of shares to Merck or an Affiliate of Merck will require any notification or any other action by either party under the HSR Act, as then in effect. The parties hereto shall cooperate with one another in good faith and, at their own expense, take any appropriate actions, execute any documents, and prepare and file any required notifications under the HSR Act prior to the issuance of any Acquired Voting Shares, Acquired Non-Voting Shares or Milestone Conversion Shares to Merck or its Affiliates. No Acquired Voting Shares,

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

Acquired Non-Voting Shares or Milestone Conversion Shares shall be issued to Merck or its Affiliates except in compliance with the applicable requirements of the HSR Act.

[ *** ]

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

                                   SCHEDULE F
                  DESCRIPTION OF COLLATERAL LICENSE AGREEMENTS

Collateral License Agreements as follows:

License agreement to be entered into with [ *** ].

Sublicense rights in the Territory to [ *** ].

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                                   SCHEDULE G
                               REGISTRATION RIGHTS

1.   Demand Registration.

      (a) One time during any 12-month period, Merck shall have the right to make a written request for registration under the 1933 Act of all or part of the Registrable Securities (a "Demand Registration"); provided, however, that ImClone shall be obligated hereunder to make no more than four Demand Registrations in total. A registration shall not count as a Demand Registration until it has become effective. If Merck so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. Merck shall select the book-running and other managing underwriters in connection with such offering and any additional underwriters or investment bankers to be used in connection with the offering; provided, that such underwriters and investment bankers must be reasonably satisfactory to ImClone. Upon written request of Merck in compliance with the preceding sentence that ImClone effect registration with respect to all or a part of the Registrable Securities, ImClone shall, as expeditiously as reasonably possible:

            (i) prepare and file within 45 days of such request for registration with the Commission a registration statement on Form S-3 or on any form for which ImClone then qualifies or which counsel for ImClone shall deem appropriate, as the case may be, and which form shall be available for the sale of the Registrable Securities; provided, that before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, ImClone shall (i) furnish to one counsel selected by Merck copies of all such documents proposed to be filed, which documents shall be subject to reasonable advance review of such counsel, and (ii) notify Merck of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

            (ii) keep such registration effective for a period of no longer than two (2) years after the date of filing of such registration statement or until Merck and/or its Affiliates have completed the distribution described in the registration statement relating thereto, whichever first occurs;

            (iii) prepare and file with the Commission such amendments and supplements to such registration statements and the Prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

            (iv) furnish to Merck such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the Prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the 1933 Act and such other documents as Merck may reasonably request in order to facilitate the disposition of the Registrable Securities;

            (v) advise Merck and the managing underwriters, if any, and, if requested by Merck or the managing underwriters, if any, confirm such advice in writing, when a registration statement or any amendment thereto has been filed with the Commission and when the registration statement or any post-effective amendment thereto has become effective;

            (vi) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any registration statement, or the lifting of any suspension of the qualification (or

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exemption  from  qualification)  of the  Registrable  Securities for sale in any jurisdiction, at the earliest possible time;

            (vii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by ImClone are then listed;

            (viii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

            (ix) immediately notify Merck at any time when a Prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the Prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and shall promptly prepare and furnish to Merck a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (x) make available for inspection by Merck, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Merck, its Affiliates or an underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of ImClone (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause ImClone's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such registration statement; provided, however, that such Inspectors shall first agree in writing with ImClone that any Records that are reasonably and in good faith designated by ImClone as confidential at the time of delivery of such Records shall be kept confidential by such Inspectors; and in connection with underwritten offerings, use its reasonable best efforts to obtain a comfort letter from ImClone's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as Merck reasonably requests.

      (b) Merck agrees that, upon receipt of any notice from ImClone of the happening of any event of the kind described in Section 1(a)(ix) of this Schedule G, Merck shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until Merck's receipt of the copies of the supplemented or amended
Prospectus contemplated by Section 1(a)(ix) of this Schedule G, and, if so directed by ImClone, Merck shall deliver to ImClone (at ImClone's expense) all copies, other than permanent file copies then in Merck's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

      (c) Holdback Agreements. Merck agrees not to offer, sell, contract to sell or otherwise dispose of any Common Stock, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement registering Registrable Securities other than (a) the Registrable Securities to be sold pursuant to such registration statement, (b) any shares of Common Stock sold upon the exercise of an option or warrant or the conversion of a security outstanding at such date and (c) if and to the extent permitted by applicable law, and the managing underwriter or underwriters in the case of an underwritten public offering, in a private placement exempt from registration under the 1933 Act.

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2. Piggyback Registration.  If ImClone proposes to file a registration statement under the 1933 Act with respect to an offering by ImClone of any class of securities after the Closing Date (other than a registration statement on Form S-4 or S-8 or any successor form to such Forms, or filed in connection with a merger, exchange offer or an offering of securities solely to the existing stockholders in connection with a rights offering or solely to employees of ImClone), then ImClone shall give written notice of such proposed filing to Merck at least twenty days before the anticipated filing date, and such notice shall offer Merck the opportunity to register such amount of Registrable Securities as Merck may request. ImClone shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit Merck to include such securities in such offering on the same terms and
conditions   as  any   similar   securities   of   ImClone   included   therein.
Notwithstanding the foregoing, (i) if the managing underwriter or underwriters of such proposed underwritten offering delivers a written notice to Merck that the total amount of securities which Merck and its Affiliates, ImClone and any other Persons or entities (other than such other Persons or entities with whom ImClone has agreements on the date hereof prohibiting reduction or limitation as contemplated herein) having registration rights, intend to include in such offering is sufficiently large as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of Merck and its Affiliates and for the accounts of such other Persons or entities shall be reduced or limited in proportion to their respective amounts of securities to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter; provided, that no reduction shall be made in the securities to be offered for the account of ImClone; and (ii) if such proposed underwritten offering involves only equity securities and the managing underwriter or underwriters thereof shall have delivered a written notice to Merck that the inclusion of any Registrable Securities in such offering will materially and adversely affect the success of such offering, then no Registrable Securities shall be included in such offering.

3. Expenses of Registration.

      All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 1 or Section 2 of this Schedule G shall be borne by ImClone. All Selling Expenses relating to securities so registered shall be borne by Merck.

4. Indemnification.

      (a) Indemnification by ImClone. ImClone shall, and it hereby does, agree to indemnify and hold harmless, to the full extent permitted by law, Merck and its Affiliates and their respective directors and officers and each other Person, if any, who controls Merck within the meaning of the 1933 Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts Personally paid in any settlement) to which Merck or its Affiliates or any such director or officer or controlling Person may become subject under the 1933 Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the 1933 Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and ImClone shall reimburse Merck or its Affiliates and each such director, officer or controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceedings; provided, that ImClone shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final

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or  summary   prospectus  in  reliance  upon  and  in  conformity  with  written information furnished to ImClone by Merck or its Affiliates for use in the preparation thereof; and provided, further, that ImClone shall not be liable to Merck or its Affiliates or any other Person, if any, who controls Merck, under the indemnity agreement in this Section 4(a) with respect to any preliminary prospectus as amended or supplemented as the case may be, to the extent that any such loss, claim, damage or liability of Merck, its Affiliates or controlling Person results from the fact that Merck or its Affiliates sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein), whichever is most recent, if ImClone has previously furnished copies thereof to Merck and its Affiliates and such final prospectus, as then amended or supplemented, has corrected any such misstatement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Merck or its Affiliates or any such director, officer or controlling Person and shall survive the transfer of such securities by Merck or its Affiliates. It is agreed that the indemnity agreement contained in this Section 4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of ImClone (which consent has not been unreasonably withheld).

      (b) Indemnification by Merck. Merck shall, if the Registrable Securities are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 4) ImClone, any underwriter and their respective controlling Persons within the meaning of the 1933 Act and the Exchange Act, and all other prospective sellers and their respective controlling Persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to ImClone by Merck or its Affiliates for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of ImClone or any underwriter or any of Merck or its Affiliates or any of their respective directors, officers and controlling Persons and shall survive the transfer of such securities by Merck or its Affiliates; provided, however, that the obligations of Merck hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of Merck (which consent shall not be unreasonably withheld).

      (c) Notices of Claims, Etc. Each party entitled to indemnification under this Section 4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

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      (d) Contribution. If the indemnification provided for in this Section 4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

5. Miscellaneous.

      (a) Rule 144. ImClone covenants that it shall file any reports required to be filed by it under the 1933 Act and the 1934 Act and that it shall take such further action as Merck may reasonably request, all to the extent required from time to time, to enable Merck and its Affiliates to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of Merck, ImClone shall deliver to Merck a written statement as to whether it has complied with such requirements.

      (b) Other Registration Rights. Except as provided hereunder, for a period of six months from and after the date of the Agreement, ImClone shall not grant to any other Person the right to request ImClone to register securities of ImClone without the prior written consent of Merck, which consent shall not be unreasonably withheld.

      (c) Assignability of Registration Rights. The registration rights afforded Merck and its Affiliates herein shall be assignable to a transferee of Registrable Securities from Merck or any of its Affiliates so long as (i) such transferee has acquired no fewer than 800,000 shares of Registrable Securities (as adjusted from time to time to reflect stock splits, stock dividends and similar changes in the capitalization of ImClone) from Merck or any of its Affiliates, (ii) such transferee has agreed with ImClone in writing to comply with all applicable provisions hereof and (iii) Merck has otherwise complied with all provisions hereof that affect its right to sell, transfer or otherwise dispose of shares of Registrable Securities; provided, however, that ImClone shall not be required to effect more than one registration of Registrable Securities in any 12-month period or more than a total of four Demand Registrations under this Schedule G. For a transfer of registration rights to be effective, Merck shall give ImClone written notice at the time of such transfer stating the name and address of the transferee and identifying the shares with respect to which the rights under this Section 5(c) are being assigned.

      (d) This Schedule G shall supercede Sections 7, 8, 9, 10 and 11of the Preferred Stock Purchase Agreement, which Sections 7, 8, 9, 10 and 11 shall be of no further effect.

6. Definitions.

      As used in this Schedule G:

      (a) The term "Commission" shall mean the U.S. Securities and Exchange Commission or any other federal agency at the time administering the 1933 Act or the 1934 Act.

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      (b) The term "Person" shall mean an individual, partnership,  corporation, limited liability company, trust, unincorporated organization or government or political department or agency thereof or other entity.

      (c) The term "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of Registrable Securities, covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference into such Prospectus.

      (d) The term "Registrable Securities" shall mean any and all Acquired Voting Shares, Milestone Conversion Shares, and "Conversion Shares" (as such term is defined in Section 1 of the Preferred Stock Purchase Agreement). As to any Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of pursuant to such effective registration statement,
(ii) such securities shall have been distributed pursuant to Rule 144, Rule 144A, or any similar provision then in force, under the 1933 Act, (iii) such securities shall have been otherwise transferred, new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by ImClone and subsequent disposition of such securities shall not require registration or qualification of such securities under the 1933 Act or any state securities laws then in force or (iv) the sale of such securities by Merck or its Affiliates shall no longer require
registration   under  the  1933  Act  or  such  securities  shall  cease  to  be outstanding.

      (e) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act and the applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

      (f) The term "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for ImClone, blue sky fees and expenses and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses.

      (g) The term "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities and fees and disbursements of counsel for Merck (other than the fees and disbursements of counsel constituting a part of blue sky fees and expenses and included in Registration Expenses).

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                                   SCHEDULE H
                           FORM OF OPINIONS OF COUNSEL

1. Upon the execution of the Agreement, an opinion letter of the general counsel of ImClone, in form and content satisfactory to Merck, shall be addressed to and delivered to Merck and dated as of the execution date, which letter shall provide substantially as follows:

      (a) ImClone is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

      (b) The execution, delivery and performance by ImClone of the Agreement are within ImClone's corporate powers and have been duly authorized by all necessary corporate action on the part of ImClone. The Agreement constitutes a valid and binding agreement of ImClone, enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) general equitable principles and (iii) the Exon-Florio Act, Section 721 of Title VII of the Defense Production Act of 1950, as amended, and the rules and regulations promulgated thereunder.

      (c) The execution, delivery and performance by ImClone of the Agreement require no action by or in respect of, or declaration to or filing with, any governmental body, agency, official or authority other than compliance with (i) any applicable requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") and state securities or "blue sky" laws, (ii) any applicable requirements of Delaware law, (iii) the rules and regulations of the National Association of Securities Dealers and the Nasdaq Stock Market, and (iv) any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act").

      (d) The execution, delivery and performance by ImClone of the Agreement do not and will not (i) contravene or conflict with the certificate of incorporation or bylaws of ImClone; (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to ImClone; (iii) contravene, conflict with, constitute a breach of or default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of ImClone under, any provision of any agreement, contract or other instrument binding upon ImClone or any of its properties or (iv) result in the creation or imposition of any lien, encumbrance of claim of ownership of any kind by any third party on any asset, whether tangible or intangible, of ImClone.

2. With respect to each delivery of Acquired Voting Shares, Acquired Non-Voting Shares or Milestone Conversion Shares to Merck, as the case may be, an opinion letter of the general counsel of ImClone, in form and content satisfactory to Merck, shall be addressed to and delivered to Merck and dated as of such delivery date, which letter shall provide substantially as follows:

      (a) ImClone is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

      (b) The execution, delivery and performance by ImClone of the Agreement are within ImClone's corporate powers and have been duly authorized by all necessary corporate action on the part of ImClone. The Agreement constitutes a valid and binding agreement of ImClone, enforceable in accordance with its terms, subject to (i) bankruptcy, insolvency or similar laws affecting creditors' rights

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

generally,  (ii) general  equitable  principles and (iii) the  Exon-Florio  Act,
Section 721 of Title VII of the Defense Production Act of 1950, as amended, and the rules and regulations promulgated thereunder.

      (c) The [Acquired Voting Shares] [Acquired Non-Voting Shares] [Milestone Conversion Shares] are validly issued, fully paid and non-assessable and free and clear of any and all liens, encumbrances and claims of ownership of any kind of any third party and free of preemptive or similar rights. Based only on the market price of the Common Stock as of the date of the Agreement, a sufficient number of shares of Common Stock has been authorized and reserved for Merck's acquisition of Acquired Voting Shares and Milestone Conversion Shares pursuant to the Agreement.

      (d) The execution, delivery and performance by ImClone of the Agreement require no action by or in respect of, or declaration to or filing with, any governmental body, agency, official or authority other than compliance with (i) any applicable requirements of the 1934 Act and state securities or "blue sky" laws, (ii) any applicable requirements of Delaware law, (iii) the rules and regulations of the National Association of Securities Dealers and the Nasdaq Stock Market, and (iv) any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act").

      (e) The execution, delivery and performance by ImClone of the Agreement do not and will not (i) contravene or conflict with the certificate of incorporation or bylaws of ImClone; (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to ImClone; (iii) contravene, conflict with, constitute a breach of or default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of ImClone under, any provision of any agreement, contract or other instrument binding upon ImClone or any of its properties or (iv) result in the creation or imposition of any lien, encumbrance of claim of ownership of any kind by any third party on any asset, whether tangible or intangible, of ImClone.

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